UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 25, 2026

Date of Report (Date of earliest event reported)

UY SCUTI ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-42577	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

39 E. Broadway, Suite 603
New York, New York 10002

(Address of Principal Executive Offices, and Zip Code)

(412) 947-0514

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, $0.0001 par value, and one right	UYSCU	The Nasdaq Stock Market LLC
Ordinary Shares, $0.0001 par value	UYSC	The Nasdaq Stock Market LLC
Rights to receive one-fifth (1/5th) of one Ordinary Share	UYSCR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information provided in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously reported by UY Scuti Acquisition Corp. (the “Company”) in its Current Report on Form 8-K filed on April 6, 2026, effective as of March 31, 2026, Sun Peisha (the “Lender”), an individual and the designee of UY Scuti Investments Limited (the “Sponsor”) loaned the Company the aggregate amount of $450,000, which amount was deposited into the trust account established by the Company in connection with its initial public offering pursuant to the Company’s Second Amended and Restated Memorandum and Articles of Association, as amended, and the amendment to the Trust Agreement governing the trust account (the “Trust Account”), in order to extend the time that the Company has to consummate an initial business combination for the first three-month extension period to July 1, 2026 (the “First Extension Loan”).

On April 25, 2026, a promissory note, which is dated as of April 13, 2026, evidencing the first Extension Loan was executed by the Company and the Lender (the “First Extension Note”). The First Extension Note is unsecured, bears no interest and provides that the Company shall repay the outstanding principal balance of such note on the date on which the Company consummates the business combination transaction contemplated by that certain Agreement and Plan of Merger dated July 18, 2025 by and among Isdera Group Limited, Xinghui Automotive Technology (Hainan) Co., Ltd., and UY Scuti Acquisition Corp., and the other parties thereto. On such maturity date, the entire outstanding principal balance of the First Extension Note shall be converted into units of the Company’s securities at a conversion price of $10.00 per unit, with each unit consisting of one Ordinary Share of the Company and one right to receive one-fifth of one Ordinary Share of the Company.

The disclosures set forth in this Item 2.03 regarding the First Extension Note are intended to be a summary only and are qualified in their entirety by reference to the First Extension Note. The issuance of the First Extension Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended. A copy of the First Extension Note is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1	First Extension Note
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

UY Scuti Acquisition Corporation

Dated: April 29, 2026	By:	/s/ Jialuan Ma
	Name:	Jialuan Ma
	Title:	Chief Executive Officer

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